Exhibit 99.1

THE FUTURE OF REAL ESTATE Nasdaq: FTHM

Disclaimer Forward Looking Statements This presentation contains forward - looking statements about Fathom Holdings Inc . based on management’s current expectations, which are subject to known and unknown uncertainties and risks . Our actual results could differ materially from those discussed due to a number of factors, including uncertainty as to our future revenue and profitability, management of growth, interest rates, the real estate market, our ability to raise additional equity and debt financing on favorable terms, competition, general economic uncertainties such as those caused by the Covid - 19 pandemic, and other risk factors set forth from time to time in our SEC filings . We are providing this information as of the date of this presentation and do not undertake any obligation to update any forward - looking statements contained in this presentation as a result of new information, future events or otherwise . Non - GAAP Measures This presentation contains certain supplemental financial measures that are not calculated pursuant to U . S . generally accepted accounting principles ("GAAP") . These non - GAAP measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP . 2

Fathom Holdings is a fast - growing residential real estate brokerage that offers real estate agents the opportunity to keep more of their hard - earned commission dollars through a differentiated commission model . Our unique, low - cost, and disruptive model has allowed Fathom to attract high quality agents and enjoy agent retention rates approximately twice the national average . In addition, our wholly owned mortgage, title, and insurance businesses allow Fathom to generate significantly more revenue and profit per transaction . Further, Fathom licenses its technology platform to other agents and brokerages through a subscription offering, further increasing long - term revenue potential . Who is FATHOM ? • Top 10 independent U.S. residential real estate brokerage • High - growth virtual cloud - based brokerage • Flat fee commission model vs large % split • Low agent turnover supports the value of our proposition • In - house technology platform with SaaS offering • Significant upside potential on mortgage, title, and insurance • Disruptive model could benefit from a weak real estate market • Strong culture through Servant Leadership and core values 3

National, technology - driven, real estate services platform integrating residential brokerage, mortgage, title, insurance, and SaaS offerings to brokerages and agents by leveraging proprietary cloud - based software 4

Proven Success • 7 , 536 agents in 34 states and DC in 3 Q 21 , 50 % growth YOY • 11 , 498 transactions in 3 Q 21 , 42 % growth YOY • $ 100 . 9 M in revenue in 3 Q 21 , 81 % growth YOY • 2022 Guidance of $ 410 M to $ 420 M in Revenue • 2022 Guidance of adjusted EBITDA* of ( - $ 1 M) to Breakeven Disruptive Business Model • Platform as a Service model (PaaS) • Proprietary cloud - based software • Small flat - fee commission structure vs . large percentage splits • Virtual cloud - based operation eliminates need for offices • Scalable financial model for faster path to profitability • Upside on company - owned mortgage, title, and insurance Potential Future Upside • Growth in revenue through mortgage, title, insurance, and SaaS • Create and sell leads to Fathom agents generating higher revenue • Future software licensing to small brokerages and teams 5 Investment HIGHLIGHTS *See important disclosures regarding non - GAAP metrics on slide 2 and 26

Disrupting Real Estate Brokerage Model Traditional “Brick and Mortar” Real Estate Brokerage model is broken • High fixed cost (offices, personnel, and infrastructure) • Low agent income due to higher splits to broker; 30% split on average • Agents may invest less in marketing due to lower income • Difficult to attract and retain talented agents • Slow and expensive expansion due to need for brick and mortar Vs Fathom’s PaaS Brokerage is the model of the Future • Software - based model operates in the cloud • Scalable, asset - light with substantial lower overhead • Higher agent income; agent pays flat $450 fee per transaction • Agents can invest more money in growing business • Easier to attract and retain high performing agents • Faster geographical expansion thanks to lower market entry cost • Integrated mortgage, title, and insurance businesses 6

Fathom’s Simple Flat Fee Model Our Agents Earn More $350,000 x 3% $10,500 - $3,150 $7,350 Sale Price Commission % Total Commission Split to Broker (30%) Total to Agent TRADITIONAL BROKERAGE $350,000 x 3% $10,500 - $450 $10,050 Sale Price Commission % Total Commission Flat - fee to Fathom Total to Agent Vs Commission Comparison $500 Annual Subscription Fee Charged on first sale of each year $450 Transaction Fee per Sale $99 After 12 sales Resets on Anniversary 7

TURNOVER BY AGENT PRODUCTIVITY 20+ sales 1% 10 - 19 sales 1.5% 5 - 9 sales 5% 2 - 4 sales 15% 0 - 1 sales 77.5% Total 100% Fathom Agents Have Low Turnover 92.5% of the agents who leave sell <4 homes 8 1.34% /mth Fathom Realty Agent Attrition 3%+ /mth Industry Average Agent Attrition* Only 2.5% of agents who leave Fathom close more than 10 sales FACT: *Source: Real Trends

Benefits • Additional SaaS revenue • Streamline and automate business operations • Faster expansion to new markets • Eliminate external tech costs • Reduce costs per agent w/agent growth • Improve communication with agents and clients • Integrate core businesses • Improve attach rates for mortgage, title, insurance • Increase revenue per transaction and per agent • Personnel Management • Transaction Management • Financial Management • Business Intelligence • Marketing Platform • Home Search Portal • CRM (Customer Relations Manager) • Content Management • Content Creation • Big Data Aggregation Proprietary Software 9

• White - label intelliAgent | “Brokerage in a box” • License iA to small to mid - size brokerages and teams • Mortgage and title joint ventures with these brokerages • Upsell additional services Potential Future Upside for iA 10 Benefits • Generate SaaS revenue from brokerages and agents who would not otherwise join Fathom • Capture additional mortgage and title revenue per transaction • Increase the number of agents within the intelliAgent Broker Network PROBLEM/OPPORTUNITY: 86,000 Brokerages in the U.S., many are struggling

POTENTIAL FUTURE UPSIDE National Real Estate Portal National brand - agnostic home search portal 11 Benefits • Helps attract more buyers and close more sales • Lead generation and lead nurturing services • Increase revenue per transaction • Higher attach rate for mortgage, title, and insurance • Attract more agents by providing leads

Low Agent Acquisition Cost 3Q21 Cost to Acquire One Agent $985 12 Quick Break - even Annual Fee on 1 st Sale + $500 Transaction Fee per/Sale + $450 Gross Profit on 1 st Sale = $950 Cost to Acquire Agent - $985 Break - even Close to First Sale • Recruiting teams • Agent referrals • Acquisitions Sources for Agent Growth * Note: Agent acquisition costs are allocated between marketing and G&A in P/L • Social media marketing • Direct marketing • Public relations 20X LTV to CAC (ON JUST THE REAL ESTATE TRANSACTIONS)

National Coverage & Fast Expansion Fathom HQ: Cary, NC 13 34 states and D.C. Expansion Plans to All 50 States & Canada

National Coverage & Fast Expansion 14 Expansion Plans to All 50 States & Canada 41 states & D.C. 27 states & D.C. 47 states & D.C.

MORTGAGE COMPANY • Increases revenue per real estate transaction • Capture additional revenue from refinance • Licensed in 41 states and D.C.

16 16 • Increases revenue per real estate transaction • Strong relationships with leading underwriters • Licensed in 29 states AND D.C. • Industry - wide, online notarization up 547% in 2020 TITLE COMPANY

• Enhances revenue per transaction • 43% of the insurance quotes convert into policies • Licensed in 47 states and D.C. • Full U.S. rollout planned HOME, AUTO, & CASUALTY INSURANCE AGENCY 17

18 • Generates additional SaaS Revenue • Helps attract more agents and close more sales • Assists in build - out of national real estate portal • Currently provide tech and/or data to over 750 companies and over 100,000 agents o Customers include CoreLogic, Berkshire Hathaway Home Services, Sotheby’s, and @Properties DATA AGGREGATION & CONTENT PLATFORM

$55 $77 $109 $177 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2017 2018 2019 2020 REVENUE 9350 13000 17866 26440 0 5000 10000 15000 20000 25000 30000 2017 2018 2019 2020 TRANSACTIONS 1733 2724 4006 5471 0 1000 2000 3000 4000 5000 6000 2017 2018 2019 2020 AGENTS Strong Growth 19 (in Millions) 7,536 Agents First Nine Months 2021 $234.8M Revenue First Nine Months 2021 28,400 Transactions First Nine Months 2021

Hypothetical Revenue Model 20 REVENUE BREAKDOWN PER BUSINESS LINE (excludes SaaS) REAL ESTATE LEAD GEN MORTGAGE TITLE INSURANCE GROSS REVENUE $9,000 $9,000 $10,000 $2,000 $450 GROSS PROFIT $450 $4,500 $8,000 $1,200 $400 GROSS PROFIT MARGIN 5.0% 50.0% 80.0% 60.0% 88.9% OPERATING PROFIT $150 $1,500 $2,500 $650 * $300 OPERATING PROFIT MARGIN 1.7% 16.7% 25.0% 32.5% 67.0% * Beginning on the second year after renewal NOTE 1: Hypothetical numbers based on a $300,000 real estate sale price NOTE 2: These are forward - looking statements subject to numerous risks and uncertainties, including those detailed under “risk factors” in our form 10 - K and other SEC filings. See important disclosures regarding non - GAAP metrics on pages 2 and 26 Expected $40M in Adjusted EBITDA at 100,000 sales, assuming a 10% attach rate 10% Attach Rate 10% Attach Rate 10% Attach Rate 10% Attach Rate

2022 Guidance 21 REVENUE $410 to $420 Million ADJUSTED EBITDA - $1 Million to Break - even These are forward - looking statements subject to numerous risks and uncertainties, including those detailed under “risk factors” in our form 10 - K and other SEC filings. See important disclosures regarding non - GAAP metrics on pages 2 and 26

Fathom Leadership Team



Josh Harley
Founder, Chairman, CEO
U.S. Marine Corps Veteran
Past CEO of Everdrive
15 Yrs. Real Estate Experience



Marco Fregenal
President, CFO
Past COO of PageNet Brazil
Past Co-founder How Stuff Works



Wendy Forsythe
Chief Brand Officer
Past COO of HomeSmart
Past SVP -Better Homes & Gardens RE



Samantha Giuggio
Chief Broker Operations Officer
Past SVP of Fathom Realty
Past Regional VP of Fathom Realty



Grady Ligon
CTO – iA
Past CTO of Berkshire Home Services



Scott Loftin
CTO - Fathom
Past CIO of PageNet Brazil
Past CTO How Stuff Works

Fathom Board Members



Glenn Sampson
Board Member
Held various senior level positions at Exxon Mobil; Original investor in Fathom



David Hood
Audit Chair
Past Audit partner at Ernst & Young; Past Vice President, Finance at Quintiles Americas



Jeff Coats
Compensation Chair
Past Chief Executive Officer of AutoWeb; Past Managing Director of Southgate Alternative Investments



Jenifer Venable
Nom. And Gov. Chair
VP and General Counsel at Capitol Broadcasting Co.; Past Commercial Counsel and Senior Partner Manager of Red Hat



Chris Bennett
Board Member
Chief Executive Officer and Founder of 97th Floor



Ravila Gupta
Board Member
President and Chief Executive Officer of Bagchi Group

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Awards & Recognition glassdoor 4.8 98% 98% Recommend a Friend Approve of CEO Josh Harley 23 SP200 Most Powerful Leaders In Real Estate Josh Harley Fathom Realty CEO, #80 # 9 # 15 2017 #3 2019 #2 2018 #1 2020 #2 2021 #3 Awards & Recognition

*Source – National Association of Realtors 2020 Profile of Home Buyers and Sellers, pg. 133 24 Why Clients Chose Their Agent Over 95% of clients chose an agent based on their abilities Only 1% of clients chose an agent due to what brokerage they were with Agents Win Business, NOT BRANDS 1% 1% 2% 2% 3% 7% 12% 15% 26% 31% Agent's Brokerage 1% Agent's Pro Designations 1% Agent Accessibility 2% Agent is Caring 2% Agent's Commission 3% Other 7% Agent's Knowledge of Area 12% Agent is Friend/Family 15% Agent is Honest 26% Agent Reputation 31%

25 RECONCILIATION OF GAAP TO NON - GAAP FORWARD LOOKING GUIDANCE (Unaudited) (in thousands) Three Months Ended December 31, 2021 Twelve Months Ended December 31, 2022 Low High Low High Net loss $ (3,960) $ (3,760) $ (11,640) $ (10,640) Depreciation and amortization 1,010 1,010 4,540 4,540 Income tax (benefit) expense (350) (350) - - Stock based compensation 1,200 1,200 6,100 6,100 Adjusted EBITDA $ (2,100) $ (1,900) $ (1,000) $ -

Note about Non - GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with U . S . Generally Accepted Accounting Principles ("GAAP"), the Company uses Adjusted EBITDA, a non - GAAP financial measure, to understand and evaluate its core operating performance . This non - GAAP financial measure, which may be different than similarly titled measures used by other companies, is presented to enhance investors' overall understanding of the Company's financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP . Fathom defines Adjusted EBITDA as net loss, excluding other (income) expense, net, income tax expense, depreciation and amortization, and share - based compensation expense . Fathom believes that Adjusted EBITDA provides useful information about the Company's financial performance, enhances the overall understanding of our past performance and future prospects, and allows for greater transparency with respect to a key metric used by management for financial and operational decision - making . The Company believes that Adjusted EBITDA helps identify underlying trends in its business that otherwise could be masked by the effect of the expenses excluded in Adjusted EBITDA . In particular, Fathom believes the exclusion of share - based compensation expense related to restricted stock awards and stock options provides a useful supplemental measure in evaluating the performance of its operations and provides better transparency into its results of operations . Adjusted EBITDA is being presented to assist investors in seeing the Company's financial performance through the eyes of management, and because it believes this measure provides an additional tool for investors to use in comparing Fathom's core financial performance over multiple periods with other companies in its industry . Adjusted EBITDA should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP . There are a number of limitations related to the use of Adjusted EBITDA compared to net loss, the closest comparable GAAP measure, including : Adjusted EBITDA excludes share - based compensation expense related to restricted stock awards and stock options, which have been, and will continue to be for the foreseeable future, significant recurring expenses in the Company's business and an important part of its compensation strategy ; and Adjusted EBITDA excludes certain recurring, non - cash charges such as depreciation and amortization of property and equipment and acquired and internally developed intangible assets, although these are non - cash charges, the assets being depreciated and amortized may have to be replaced in the future . Disclaimer 26

The content of this presentation is proprietary and confidential information. It is not intended to be copied, distributed or reproduced in whole or in part to any third party without the written consent of Fathom Holdings INC THE FUTURE OF REAL ESTATE